Exhibit 10.2

BIOSIG TECHNOLOGIES, INC.

FORM OF RESTRICTED STOCK AWARD AGREEMENT

1. Grant of Award. Pursuant to the terms of this Restricted Stock Award Agreement (this “Agreement”) and in exchange for services rendered to BioSig Technologies, Inc., a Delaware corporation (the “Company”), the Company hereby grants to

(the “Grantee”)

an award of                                         shares of restricted stock (the “Awarded Shares”). The “Date of Grant” of this award is                         .

2. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

a. “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which Shares of the Company’s common stock are listed or quoted and the applicable laws of any foreign country or jurisdiction where equity awards are, or will be, granted by the Company.

b. “Board” means the Board of Directors of the Company.

c. “Change in Control” means the occurrence of any of the following events:

i. Change in Ownership of the Company. A change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

ii. Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, a change in the effective control of the Company, which occurs on the date that a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

iii. Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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For purposes of this Section 2, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (A) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction.

d. “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

e. “Committee” means a committee of the Board or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board.

f. “Service Provider” means an employee, director, or consultant that provides services to the Company.

g. “Share” means a share of common stock of the Company, as may be adjusted in accordance with Section 9 of this Agreement.

3. Vesting. Except as specifically provided in this Agreement, the Awarded Shares shall ______________ on the Date of Grant.

4. Forfeiture of Awarded Shares. Awarded Shares that are not vested in accordance with Section 3 shall be forfeited on the date the Grantee ceases to be a Service Provider. Upon forfeiture, all of the Grantee’s rights with respect to the forfeited Awarded Shares shall cease and terminate, without any further obligations on the part of the Company.

5. Restrictions on Awarded Shares. Subject to the terms of this Agreement, from the Date of Grant until the date the Awarded Shares are vested in accordance with Section 3 and are no longer subject to forfeiture in accordance with Section 4 (the “Restriction Period”), the Grantee shall not be permitted to sell, transfer, pledge, hypothecate, margin, assign or otherwise encumber any of the Awarded Shares. Except for these limitations, the Committee may, in its sole discretion, remove any or all of the restrictions on such Awarded Shares whenever it may determine that, by reason of changes in Applicable Laws or changes in circumstances after the date of this Agreement, such action is appropriate.

6. Delivery of Certificates. The Company, as escrow agent, will hold the Awarded Shares until the Restriction Period has expired without forfeiture pursuant to Section 4. The Awarded Shares will be released from escrow and certificates for the Awarded Shares free of restriction under this Agreement shall be delivered to the Grantee as soon as practicable after, and only after, the Restriction Period has expired without forfeiture pursuant to Section 4.

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7. Rights of a Stockholder. Except as provided in Section 4 and Section 5 above, the Grantee shall have, with respect to its Awarded Shares, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any dividends thereon. Any stock dividends paid with respect to Awarded Shares shall at all times be treated as Awarded Shares and shall be subject to all restrictions placed on Awarded Shares; any such stock dividends paid with respect to Awarded Shares shall vest as the Awarded Shares become vested.

8. Voting. The Grantee, as record holder of the Awarded Shares, has the exclusive right to vote, or consent with respect to, such Awarded Shares until such time as the Awarded Shares are transferred in accordance with this Agreement; provided, however, that this Section 8 shall not create any voting right where the holders of such Awarded Shares otherwise have no such right.

9. Adjustment to Number of Awarded Shares.

a. Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Company, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, will adjust the number and class of shares of stock that may be delivered under this Agreement and/or the number, class, and price of shares of stock covered by this Agreement; provided, however, that the Company will make such adjustments required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the award.

b. Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, the Awarded Shares granted under this Agreement will be treated as the Company determines (subject to the provisions of the following paragraph) without the Grantee’s consent, including, without limitation (i) that the Awarded Shares will be assumed, or a substantially equivalent award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to the Grantee, that the Awarded Shares will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) that the Awarded Shares will vest and the restrictions applicable to the Awarded Shares will lapse, in whole or in part, prior to or upon consummation of such merger or Change in Control, and, to the extent the Company determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of this Agreement in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the realization of the Grantee’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Company determines in good faith that no amount would have been attained upon the realization of the Grantee’s rights, then this Agreement may be terminated by the Company without payment), or (B) the replacement of the Awarded Shares with other rights or property selected by the Company in its sole discretion; or (v) any combination of the foregoing.

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In the event that the successor corporation does not assume or substitute for the Awarded Shares (or portion thereof), the Grantee will fully vest in and all restrictions on the Awarded Shares will lapse.

For purposes of this subsection 9(b), the Awarded Shares will be considered assumed if, following the merger or Change in Control, they confer the right to purchase or receive, for each Share subject to this Agreement immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of the Company’s common stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

10. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

11. Grantee’s Representations. Notwithstanding any of the provisions hereof, the Grantee hereby agrees that it will not acquire any Awarded Shares, and that the Company will not be obligated to issue any Awarded Shares to the Grantee hereunder, if the issuance of such shares shall constitute a violation by the Grantee or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The rights and obligations of the Company and the rights and obligations of the Grantee are subject to all Applicable Laws, rules, and regulations.

12. Investment Representation. Notwithstanding anything herein to the contrary, the Grantee hereby represents and warrants to the Company, that:

a. The Grantee acknowledges that the Awarded Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that the Company’s reliance on an exemption from the Securities Act depends, in part, upon the truth and accuracy of the Grantee’s representations set forth herein.

b. The Grantee is acquiring the Awarded Shares for its own account, for investment purposes only, and not with a view to the distribution, resale, or other disposition not in compliance with the Securities Act and applicable state securities laws.

c. The Grantee is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act.

d. The decision of the Grantee to acquire the Awarded Shares for investment has been based solely upon the evaluation made by the Grantee.

e. The Grantee recognizes and understands that the Awarded Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement or an available exemption, it must hold such Awarded Shares indefinitely. The Grantee further acknowledges that Rule 144 promulgated under the Securities Act may not be applicable to the Awarded Shares and understands that the Company will not be obligated to make the filings and reports, or make publicly available the information, which is a condition to the availability of Rule 144. The Grantee further recognizes that the Company is under no obligation to register the Awarded Shares or to comply with any exemption from such registration. The Grantee understands that the certificates representing the Awarded Shares may carry one or more legends incorporating such restrictions.

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(f) The Grantee acknowledges that it is a sophisticated investor, having such knowledge and experience in financial and business matters as to be capable of making an informed investment decision with respect to the acquisition of the Awarded Shares and that it has the financial wherewithal to absorb the loss of any investment in the Awarded Shares.

(g) The Grantee acknowledges receipt of all information it considers necessary or appropriate for deciding and evaluating the merits and risks of its acquiring and holding the Awarded Shares. The Grantee acknowledge that it has had an opportunity to ask questions and to receive answers from the Company regarding the Awarded Shares and the business properties, prospects, and financial condition of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to it or to which it had access.

(h) The Grantee acknowledges that applicable securities laws provide restrictions on the ability of stockholders to sell, transfer, assign, mortgage, hypothecate, or otherwise encumber their Awarded Shares and places certain other restrictions on the Grantee.

13. Grantee’s Acknowledgments. The Grantee hereby acknowledges and agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under this Agreement.

14. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

15. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Grantee the right to continue in the employ or to provide services to the Company or any subsidiary, whether as an employee, consultant, or director, or to interfere with or restrict in any way the right of the Company or any subsidiary to discharge the Grantee as an employee, consultant, or director at any time.

16. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

17. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Grantee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

18. Entire Agreement. This Agreement supersedes any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement, and that any agreement, statement or promise that is not contained in this Agreement shall not be valid or binding or of any force or effect.

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19. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. No person shall be permitted to acquire any Awarded Shares without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.

20. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties.

21. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

22. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

23. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Grantee, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a. Notice to the Company shall be addressed and delivered as follows:

BioSig Technologies, Inc.

12424 Wilshire Blvd., Suite 745

Los Angeles, CA 90025

Attn: Secretary

info@biosigtech.com

b. Notice to the Grantee shall be addressed and delivered as set forth on the signature page.

24. Tax Requirements. The Grantee is hereby advised to consult immediately with its own tax advisor regarding the tax consequences of this Agreement. The Company or, if applicable, any subsidiary (for purposes of this Section 24, the term “Company” shall be deemed to include any applicable subsidiary), shall have the right to deduct from all amounts paid to the Grantee in cash or other form any federal, state, local, or other taxes required by law to be withheld in connection with the Awarded Shares. The Company, in its sole discretion, may permit the Grantee receiving Shares issued under this Agreement to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Grantee’s income arising with respect to the Awarded Shares in whole or in part by: (i) paying cash; (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld; (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Company determines in its sole discretion; or (iv) selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required by law to be withheld. The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Grantee.

[Remainder of Page Intentionally Left Blank.

Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee, to evidence its consent and approval of all the terms hereof, has caused this Agreement to be executed by its duly authorized representative, as of the date specified in Section 1 hereof.

THE COMPANY:

BIOSIG TECHNOLOGIES, INC.

By:
Name:
Title:

THE GRANTEE:

By:
Name:
Title:
Address:

SSN:

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